October 1999


Dear Shareholder:

Enclosed is the notice for the Twenty-sixth Annual Shareholders Meeting of Kavilco Incorporated being held November 6, 1999. Also enclosed are a proxy and a postage paid envelope for your convenience in returning your vote.

The purpose for this Annual Meeting is the election of three directors for a three year term expiring in 2002, or until their successors are elected and qualified, and to vote on the independent public accountants of the corporation.

The bylaws of the corporation state that persons holding at least a majority of the total number of shares of outstanding common stock entitled to vote, must be present either in person or by proxy to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

All Shareholders should complete and mail their proxy even if they plan to attend the meeting. Your proxy can be voted if for some reason you are not able to attend the meeting. Pursuant to Section 14(c) of the Securities and Exchange Act of 1934, any proxy and accompanying materials solicited must first be submitted to the Securities and Exchange Commission for review.

By completing and returning the enclosed proxy, you will authorize Laird Jones, Louis A. Thompson and Melanie Locklear, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present .

If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the by-laws, appoint someone else to act as your proxy by giving such person a written authorization to vote your shares of stock on your behalf at the annual meeting. Nominations for all candidates to the Board of Directors must be made at the Annual Shareholders Meeting.

Management does not know of any other matters requiring action at the meeting other than the election of directors.

The other members of the Board of Directors and I encourage you to take an interest in the affairs of Kavilco Incorporated. We urge you to attend the Annual Meeting if possible and to vote, either in person or by proxy.

Sincerely,

/s/Louis A. Thompson

Louis A. Thompson
President\Chief Financial Officer

K A V I L C O    I N C O R P O R A T E D
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Twenty-sixth Annual Meeting of the Shareholders of KAVILCO INCORPORATED being held at the Ted Ferry Civic Center, Ketchikan, Alaska, on November 6, 1999.

Registration will begin at 11:00 a.m. and end at 12:00 noon.

The meeting will begin at 1:00 p.m.

The meeting is for the following purposes:

1. To elect three (3) directors of the corporation in the first class.

2. To approve independent public accountants.

3. To transact any other business that may properly come before the meeting or any adjournment thereof.

Only the Shareholders of record, at the close of business on October 6, 1999, are entitled to vote at this meeting. The stock transfer records of the Corporation closed on that date.

Shareholders should promptly complete, sign and return the enclosed proxy in the enclosed postage paid envelope.

All Shareholders should complete and return the enclosed proxy card, even if they plan to attend the meeting. If you do attend the meeting and wish to vote in person, you may do so even though you have previously signed and mailed a proxy.

The following are the current directors up for re-election: Dr. Jeane Breinig, Ramona Hamar, and Rosemarie Trambitas.

By Order of the Board of Directors of Kavilco Incorporated


John Campbell Secretary

KAVILCO INCORPORATED
PROXY STATEMENT

This proxy statement furnished accompanying the solicitation of proxies by the Board of Directors of Kavilco, Incorporated (the "Company"), for use at the annual meeting of stockholders being held November 6, 1999, and any adjournments thereof. Stockholders who execute and return proxies may revoke them at any time before voting by notifying Scott Burns, the Chief Financial Officer of the Company. The complete mailing address of the business office of the Company is Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101. The approximate mailing date of these proxy materials being October 6, 1999, but proxies may also be solicited personally, by telephone, by employees, officers, and agents of the Company. All costs of solicitation of the proxies are borne by the Company.

Only stockholders of record at the close of business on October 6, 1999, are entitled to vote at the annual meeting. On that date, there were 11,396.83 shares of Class A (voting) stock of the Company outstanding. Each stockholder is entitled to one (1) vote for each share owned and may vote the total number of his/her shares for as many persons as there are directors being elected. Alternatively, stockholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, stockholders may allocate these votes on the same principle among any number of nominees. The management, as of October 6, 1999, knows of no person to be the beneficial owner of more than five percent (5%) of the outstanding stock of the Company.

ELECTION OF DIRECTORS

The Bylaws of the Company provide that the business of the Company is managed by a Board consisting of nine (9) directors. The Bylaws further provide for three
(3) year terms of office. The election of directors is staggered so that only three (3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified:

                               Dr. Jeane Breinig
                               Ramona Hamar
                               Rosemarie Trambitas

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may bedesignated by the present Board of Directors.

COMPENSATION OF OFFICERS AND DIRECTORS

All cash compensation paid by the Company for the year ended December 31, 1998, to each of the five most highly paid executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                        Cash Compensation Table

             (A)                   (B)                      (C)
    Name of Individual         Capacities                   Cash
    or Number in Group         Which Served             Compensation
    ------------------         ------------             ------------

    Louis A. Thompson          Chief Executive          $    79,890.72
                               Officer, President
                               and Director

    Scott Burns                Chief Financial          $    91,995.28
                               Officer

    All the executive
    officers as a group
    (2 persons)                                         $  171,886.00

Compensation Pursuant to Plans

The Company has a retirement plan for its employees that is a defined contribution plan with annual contribution being equal to 20% of the participant's salary.

Compensation of Directors

The Company's directors receive fees, per diem and reimbursement for expenses for attending meetings. Several directors also participate in a Company medical insurance program.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The approval of the selection of PricewaterhouseCoopers as independent public accountants of the Company is voted on at the annual meeting. Shareholders are asked to approve this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Price Waterhouse as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. Price Waterhouse has acted as the Company's independent pubic accountants since March 18, 1988. No representative of PricewaterhouseCoopers is expected to be present at the annual meeting.

Professional services consisted of issuing an opinion on audited financial statements and assisting in SEC and tax matters.

Outstanding Shares and Beneficial Ownership

         On the Record Date, there were 11,396.83 shares of Class A Stock of the Company outstanding.

         The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A Stock as of October 6, 1999:

-------------------------- ------ ------------------- ----------- ----------- ---------------------- --------------------

         Name              Age      Positions &        Term       Director    Principal Occupation   Amount & Nature of
                                   Offices with the   Office as    Since      & Employment During       Beneficial
                                       Company        Director                   Past Five Years       Ownership/% of
                                                       Expires                                       Class A at 10/6/99
-------------------------- ------ ------------------- ----------- --------    ---------------------- --------------------
Louis A. Thompson          63     President/CEO       2001        1972        Chief Executive          100      .87%
                                  Chairman Director                           Officer

Louis Jones, Sr.           61     Director/Vice       2000        1979        Chief Engineer Dept.     100      .87%
                                  President                                   Of Marine Hwy,
                                                                              St. of AK

John Campbell              30     Director/           2000        1994        Student,,                162     1.42%
                                  Secretary                                   Self-employed

Dr. Jeane Breinig          44     Director            1999        1993        Univ. Of AK, English     140     1.22%
                                                                              Professor

Kenneth Gordon             39     Director            2000        1994        Casino employee          100      .87%

Ramona Hamar               56     Director            1999        1973        Office Manager           150     1.31%

Laird A. Jones             44     Director            2001        1994        Exec. Director, St.      100      .87%
                                                                              Of AK, Dept. of
                                                                              Fish & Game

Melanie Locklear           30     Director            2001        1997        Graphic Designer         100      .87%

Rosemarie Trambitas        59     Director            1999        1978        Culinary                 100      .87%

Scott Burns                53     Chief Financial                             Chief Financial          -0-      -0-%
                                  Officer                                     Officer for Kavilco


All Directors & Officers                                                                             1,052     9.23%
as a Group (10 persons)
-------------------------- ------ ------------------- ----------- ----------- ---------------------- --------------------

The Securities and Exchange Commission defines family relationships as directors and officers that are members of the same household. Accordingly, there are no family relationships between any of the directors or executive officers of the Company.

The Company does not have an auditing, nominating or compensation committee.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 1998.

OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Company's 2000 annual meeting must be received by the Company at its business office, 600 University Street, Suite 3010, Seattle, Washington 98101, on or before August 1, 2000.

By Order of the Board of Directors

/s/Louis A. Thompson

Louis A. Thompson,
President

Seattle, Washington
October 6, 1999

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                   TWENTY-SIXTH ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 6, 1999

     As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.

Choose either (A) or (B).
                              CHECK BOX (A) OR (B)
(1)
         (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2001. The undersigned hereby appoints Laird Jones, Louis A. Thompson and Melanie Locklear, or any of them, Proxies for the undersigned to vote on their behalf.

If you choose (A) your
shares will be voted by
the three appointed
Directors at their
discretion.

         (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2001.

If you choose (B) you need
to specify who the
Directors will be voting
for.

           Nominee                   Number of Shares X 3 = Number of Votes Cast
           ---------------------------------------------------------------------

           Dr. Jeane Breinig                           X 3
                                     ------------------   ------------------
           Ramona Hamar                                X 3
                                     ------------------   ------------------
           Rosemarie Trambitas                         X 3
                                     ------------------   ------------------

(2) To vote on the selection PricewaterhouseCoopers as the independent public accountants of the Corporation.

           FOR [   ]                AGAINST  [   ]             ABSTAIN  [   ]

You must vote on item (2),
either FOR, AGAINST,
or ABSTAIN

     The foregoing proposals are made by the Board of Directors and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

Complete all appropriate
information
                  Number of shares                      Dated            , 1999
                                   ----------------------     ------------
                         X
Name:                    -------------------------------------------------------
CLASS:    # OF SHARES:   Sign here as name appears of left


                         IMPORTANT:  Executors,  Administrators, Trustees,
                                     Guardians, should so indicate.